Statements Of Operations - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
INVESTMENT INCOME:
Interest income ,net	$ 1,291,592	$ 3,505,399
EXPENSES:
Brokerage fees	3,076,972	3,884,559
Administrative expenses	328,706	257,957
Custody fees and other expenses	25,119	28,747
Total expenses	3,430,797	4,171,263
NET INVESTMENT LOSS	(2,139,205)	(665,864)
Net realized gains (losses) on closed positions:
Futures and forward currency contracts	(17,834,771)	15,244,478
Foreign exchange transactions	(87,791)	(188,585)
Net change in unrealized:
Futures and forward currency contracts	3,425,990	(3,607,386)
Foreign exchange translation	46,771	137,674
Net gains (losses) from U.S. Treasury notes:
Realized	120,040	28,947
Net change in unrealized	(130,439)	160,204
Total net realized and unrealized gains (losses)	(14,460,200)	11,775,332
NET INCOME (LOSS)	(16,599,405)	11,109,468
LESS PROFIT SHARE TO GENERAL PARTNER	276	1,055,332
NET INCOME (LOSS) AFTER PROFIT SHARE TO GENERAL PARTNER	$ (16,599,681)	$ 10,054,136